SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549


                                 FORM 11-K

              Annual Report Pursuant to Section 15(d) of the
                      Securities Exchange Act of 1934


[X]   Annual report pursuant to Section 15(d) of the Securities
      Exchange Act of 1934

For the fiscal year ended December 31, 1994

                                    OR

[_] Transition report pursuant to Section 15(d) of the Securities Exchange Act of 1934

For the period from _____________________ to
_____________________.

Commission file number 33-42553

      A. Full title of the plan and the address of the plan, if different from that of the issuer named below: Dillard
Department Stores, Inc. Retirement Plan.
                             (Full-time and Part-time Employees)

      B. Name of issuer of the securities held pursuant to the plan and the address of its principal executive office:

                        Dillard Department Stores, Inc.
                        1600 Cantrell Road
                        Little Rock, Arkansas  72201

                           REQUIRED INFORMATION

      1. An audited statement of financial condition as of December 31, 1994 and December 31, 1993 prepared in conformity with Regulation S-X is attached.

      2. An audited statement of income and changes in plan equity for each of the years ended December 31, 1994, December 31, 1993 and December 31, 1992, prepared in conformity with Regulation S-X is attached.


                                 Exhibits



      23.   Consent of Independent Auditors.

                                SIGNATURES

      The Plan.  Pursuant to the requirements of the Securities
Exchange Act of 1934, the trustees (or other persons who administer the employee benefit plan) have duly caused this annual report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Dillard Department Stores, Inc.
                                     Retirement Plan



Date:       April 26, 1995           John Hawkins
                                     John Hawkins
                                     Vice President/Treasurer
                                     Dillard Department Stores, Inc.

                             Dillard Department Stores, Inc.
                                     Retirement Plan

                                   Accountants' Report
                                and Financial Statements

                               December 31, 1994 and 1993

                            Dillard Department Stores, Inc.
                                    Retirement Plan
                               DECEMBER 31, 1994 AND 1993



                                    TABLE OF CONTENTS

                                                             Page

INDEPENDENT ACCOUNTANTS' REPORT                                1

FINANCIAL STATEMENTS AND SCHEDULES

    Statements of Financial Condition                          2
    Statements of Income and Changes in Plan Equity            3
    Notes to Financial Statements                              4
    Schedule I - Investments - December 31, 1994              15
    Schedule I - Investments - December 31, 1993              19
    Schedule II - Allocation of Plan Assets and
      Liabilities to Investment Programs - December 31, 1994  22
    Schedule II - Allocation of Plan Assets and
      Liabilities to Investment Programs - December 31, 1993  23
    Schedule III - Allocation of Plan Income
      and Changes in Plan Equity to Investment
      Programs - Year Ended December 31, 1994                  24
    Schedule III - Allocation of Plan Income
      and Changes in Plan Equity to Investment
      Programs - Year Ended December 31, 1993                  25
    Schedule III - Allocation of Plan Income
      and Changes in Plan Equity to Investment
      Programs - Year Ended December 31, 1992                  26

SUPPLEMENTAL SCHEDULE

    Transactions or Series of Transactions in
      Excess of 5% of Current Value of Plan
      Assets - Year Ended December 31, 1994                    27

                             Independent Accountants' Report


Dillard's Administrative Committee
Dillard Department Stores, Inc.
Little Rock, Arkansas

    We have audited the accompanying statements of financial condition of DILLARD DEPARTMENT STORES, INC. RETIREMENT PLAN as of December 31, 1994 and 1993, and the related statements of income and changes in plan equity for each of the three years in the period ended December 31, 1994, and the supporting schedules listed in the Index at Item 9(a). These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial condition of DILLARD DEPARTMENT STORES, INC. RETIREMENT PLAN as of December 31, 1994 and 1993, and the income and changes in plan equity for each of the three years in the period ended December 31, 1994 in conformity with generally accepted accounting principles and the supporting schedules present fairly, in all material respects, the information required to be set forth therein.

    The accompanying supplemental schedule of transactions or series of transactions in excess of 5% of the current value of plan assets for the year ended December 31, 1994 is presented for purposes of complying with the Department of Labor's Rules and Regulations for Reporting and Disclosure Under the Employee Retirement Income Security Act of 1974 and is not a required part of the basic financial statements. The supplemental schedule has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.


Baird, Kurtz & Dobson
Little Rock, Arkansas
April 4, 1995

                            STATEMENTS OF FINANCIAL CONDITION

                               DECEMBER 31, 1994 AND 1993

                                                        1994              1993
                                         ASSETS

INVESTMENTS, At Fair Market Value (Note 4)
    U. S. Government securities (cost;
          1994 - $1,084,981, 1993 - $1,353,774)         $     1,079,998   $     1,370,316
    Corporate bonds (cost; 1994 - $66,863,
          1993 - $66,863)                                        41,800            91,300
    Common stocks (cost; 1994 - $4,078,585,
          1993 - $3,742,611)                                  4,755,111         4,933,707
    Common stocks - employer securities
    (cost; 1994 - $94,156,702, 1993 - $75,331,567)          117,743,148       145,611,516
    Preferred stocks - employer securities
          (cost; 1994 - $440,000, 1993 - $440,000)              440,000           440,000
    Mutual funds                                              8,503,661         9,696,194
    Promissory notes (Note 6)                                 2,405,911         1,935,996
    Deposits with insurance company
          Guaranteed account                                 11,512,735
          Separate account                                    2,380,153
                                                            148,862,517       164,079,029

RECEIVABLES
    Employer's contributions                                    931,780           786,130
    Employees' contributions                                  1,122,899           946,093
    Accrued interest and dividends                              178,050           123,239
                                                              2,232,729         1,855,462

CASH                                                            614,379           167,291

             Total Assets                                   151,709,625       166,101,782

                                       LIABILITIES

Participant benefits payable                                    685,943             3,823
Accrued expenses                                                 16,312            16,025
                                                                702,255            19,848

PLAN EQUITY                                            $    151,007,370 $     166,081,934

See Notes to Financial Statements

                   STATEMENTS OF INCOME AND CHANGES IN PLAN EQUITY
                      YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992


                                      1994           1993            1992

NET INVESTMENT INCOME
   Dividends                   $   1,159,700   $    515,779    $    537,686
   Dividends - employer securities   439,611        313,339         285,499
   Interest                          259,136        365,663         466,795
                                   1,858,447      1,194,781       1,289,980
   Investment expenses                79,481         70,314          70,605
                                   1,778,966      1,124,467       1,219,375

REALIZED GAIN (LOSS) ON
   INVESTMENTS (Note 4)
   Employer securities             1,962,347        225,520       5,166,124
   Other investments in securities   (83,311)       500,686        (704,097)
                                   1,879,036        726,206       4,462,027

UNREALIZED APPRECIATION
   (DEPRECIATION) OF INVESTMENTS
   (Note 4)                      (47,863,806)   (40,033,408)     24,980,919

CONTRIBUTIONS
   Employer                                                       3,889,328
   Employer - non cash (Note 7)   13,178,861     12,545,135       7,044,533
   Plan participants              16,626,376     16,871,081      13,913,565
                                  29,805,237     29,416,216      24,847,426

TRANSFERS FROM OTHER PLANS
(Note 8)                          15,346,543                         63,804

         Total Additions             945,976     (8,766,519)     55,573,551

WITHDRAWALS, LAPSES AND FORFEITURES
   Balances of employees' accounts
     withdrawn                    15,218,387     13,117,198      19,666,010
   Forfeited balances (Note 3)       789,105        745,532        (350,890)
   Amounts disbursed              16,007,492     13,862,730      19,315,120

ADMINISTRATIVE EXPENSES               13,048          4,901          14,490

         Total Deductions         16,020,540     13,867,631      19,329,610

INCREASE (DECREASE)
   IN PLAN EQUITY                (15,074,564)   (22,634,150)     36,243,941

PLAN EQUITY, BEGINNING OF YEAR   166,081,934    188,716,084     152,472,143

PLAN EQUITY, END OF YEAR       $ 151,007,370   $166,081,934    $188,716,084

See Notes to Financial Statements

Dillard Department Stores, Inc.
Retirement Plan
Notes to Financial Statements
December 31, 1994, 1993 and 1992


NOTE 1:    DESCRIPTION OF THE PLAN

General Description of the Plan
     The plan is an individual account plan covering both full and part time employees. Contributions to the plan are made by the employer and employees within the guidelines outlined below. Retirement or other termination benefits shall be payable at the election of the administrative committee in one lump sum or in periodic installments over a period of not more than ten years.

     Participants' accounts are credited with the participants' contributions and an allocation of the employer's contribution and plan earnings. Allocations are based on participant earnings or account balances, as defined.

     The amended plan consists, in one document, of two qualified retirement plans. PAYSOP accounts, basic salary deferral accounts, employer matching accounts, and voluntary salary deferral ESOP accounts are intended to constitute an Employee Stock Ownership Plan (an ESOP) as described in Section 4975 of the Internal Revenue Code. All other accounts are intended to constitute a qualified stock bonus plan.

     Although the employer has not expressed any intent to suspend or discontinue its contributions or to terminate the plan, it may do so at any time. A suspension of employer contributions shall not require a termination of the plan or any vesting of individual accounts. A complete discontinuance of employer contributions shall not constitute a formal termination of the plan and shall not preclude later contributions, but all individual accounts shall become one hundred percent (100%) vested, and employees who become eligible to enter the plan subsequent to the discontinuance would receive no benefit. In the event of a termination of the plan, all participants will become fully vested and the net assets of the plan will be allocated among the participants of the plan as provided for in ERISA.

     Participants by investment program as of December 31, 1994 were as follows:
                                                                 Number of
           Investment Program                                   Participants

Combined Capital Appreciation Fund                                  6,089
Government Income Securities Fund                                     463
Dillard Common Stock Fund                                          16,970
High-Quality Stock Fund                                               322
Money Market Fund                                                     357
J. B. Ivey & Company Rollover Fund                                    347
D. H. Holmes Company Rollover Fund                                    418
Higbee Company Rollover Fund - Long-Term Guaranteed                   730
Higbee Company Rollover Fund - Variable                               717

     The foregoing description of the plan provides only general information. Employees should refer to the pamphlet "Benefits For Our Employees" for a more complete description of the plan's provisions. Copies of the pamphlet are available from the administrative committee.

Contributions

     Combined Capital Appreciation Fund

     The employer makes no contribution to this fund.

     Employee contributions of not less than one percent (1%) or more than nine percent (9%) of each employee's compensation are permitted but not required. This voluntary contribution is in addition to the basic salary deferral contribution of one to five percent (1 to 5%) invested in the Dillard Common Stock Fund.

     Government Income Securities Fund

     The employer makes no contributions to this fund.

     Employee contributions of not less than one percent (1%) or more than nine percent (9%) of each employee's compensation are permitted but not required. This voluntary contribution is in addition to the basic salary deferral contribution of one to five percent (1 to 5%) invested in the Dillard Common Stock Fund.

     Dillard Common Stock Fund

     The first five percent (5%) of employee contributions are matched one hundred percent (100%) by the employer. These contributions are invested in Dillard Department Stores, Inc. Class A common stock. An additional contribution of not less than one percent (1%) or more than nine percent (9%) may be made but will not be matched and may be invested in any of the plan investment programs at the discretion of the employee.

     The employer's stock bonus contributions are made in accordance with the plan agreement and are at the discretion of the employer. The minimum contribution is three percent (3%) of eligible participant's compensation in excess of $31,000 with the maximum not to exceed the provisions of the Employee Income Security Act of 1974 or the amount allowed as a deduction for the employer by the Internal Revenue Service. The plan agreement provides that forfeited amounts are to be used to reduce the employer's stock bonus contribution. The amount of forfeitures exceeding the amount of employer stock bonus contributions will be used to offset future employer matching contributions.

     PAYSOP (Payroll Stock Option Plan)

     The employer previously contributed an amount equal to one-half of one percent (1%) of participants' compensation. Contributions to this fund have been suspended. These accounts are included in the combined capital appreciation fund.

     The employee makes no contributions to this fund.

     High-Quality Stock Fund

     The employer makes no contributions to this fund.

     Employee contributions of not less than one percent (1%) or more than nine percent (9%) of each employee's compensation are permitted but not required. This voluntary contribution is in addition to the basic salary deferral contribution of five percent (5%) invested in the Dillard Company Stock Fund. The fund invests primarily in high-quality stock mutual funds.

     Money Market Fund

     The employer makes no contributions to this fund.

     Employee contributions of not less than one percent (1%) or more than nine percent (9%) of each employees compensation are permitted but not required. This voluntary contribution is in addition to the basic salary deferral contribution of five percent (5%) invested in the Dillard Company Stock Fund. The fund invests primarily in short-term money market mutual funds.

     J. B. Ivey & Company Rollover Fund

     Neither the employer or employee makes any contributions to this fund.

     This fund contains the J. B. Ivey Company assets from the Batus Retail Retirement Savings Plan which was merged into the Plan during the year ended December 31, 1990. The J. B. Ivey Company was acquired by Dillard Department Stores in 1990.

     The balances of the former J. B. Ivey Company participants which were merged into the plan have been frozen and receive no employee or employer contributions. Former employees of J. B. Ivey Company, who are now employed by Dillard Department Stores, may participate in the Dillard Department Stores Retirement Plan if they choose.

     D. H. Holmes Company Rollover Fund

     Neither the employer or employee makes any contribution to this fund.

     This fund contains the assets of the D. H. Holmes Company Retirement Savings Plan which was merged into the plan during the year ended December 31, 1990. The D. H. Holmes Company was acquired by Dillard Department Stores in 1989. The balances of the former D. H. Holmes Company participants which were merged into the plan have been frozen and receive no employee or employer contributions. Former employees of the
     D. H. Holmes Company, who are now employed by Dillard Department Stores, may participate in the Dillard Department Stores Retirement Plan if they choose.

     Higbee Company Rollover Funds

     Neither the employer or the employee makes any contributions to this fund.

     These funds contain the assets of the Higbee Company Employees' Retirement Savings Plan which was merged in the Plan during the year ended December 31, 1994. The Higbee Company was acquired in its entirety by Dillard Department Stores in 1992. The balances of the former Higbee Company participants which were merged in the Plan, have been frozen and receive no employee or employer contributions. Former employees of the Higbee Company who are now employed by Dillard Department Stores may participate in the Dillard Department Stores Retirement Plan if they choose.


NOTE 2:    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments

     Investments in U. S. Treasury notes, corporate bonds, preferred stocks, and common stocks traded on a national securities exchange (including the common stock of the employer company) are valued at the last reported sales price on the last business day of the plan year; securities traded in the over-the-counter market and listed securities for which no sales were reported on that date are valued at the mean between the last reported bid and asked prices. Commercial paper is carried at cost, which approximates market value.

     The investment in the preferred stock of the employer company is carried at cost inasmuch as the plan holds all such stock issued and outstanding and, in the event that the preferred stock is called by the employer company, it shall be called at par value which equals cost.

     The deposit with insurance company in the guaranteed long-term account is valued at cost plus undistributed income, since it is guaranteed as to principal by the Connecticut General Life Insurance Company (Connecticut) and does not participate directly in market appreciation or depreciation. The investment in the separate pooled account is valued at current value as determined by Connecticut. The Plan shares in any depreciation, appreciation, income or expenses of the separate pooled account.

Other

     Purchases and sales of securities are reflected on a trade-date basis. Gain or loss on disposition of investments is based on average cost.

     Dividend income is recorded on the ex-dividend date; interest income is recorded as earned on an accrual basis.

     The majority of plan expenses are paid for by the plan.


NOTE 3:    BENEFITS TO PARTICIPANTS

     Upon termination of employment, participants are entitled to the vested interests in their individual account balances. A participant's interest in his employer matching account and employer stock bonus account becomes fully vested after five years of vesting service. Terminated participants are considered fully vested in the case of death or disability.

     Forfeited amounts are used to reduce the employer's stock bonus contribution. The amount of forfeitures exceeding the amount of employer stock bonus contributions will be carried forward to future years and will be used to reduce the amount of future employer stock bonus contributions. Excess forfeitures for the years ended December 31, 1994, 1993 and 1992 were $475,179, $464,869 and $350,890, respectively.


NOTE 4:    INVESTMENTS

     The Plan's investments were held by a bank-administered trust fund through September 30, 1992. As of September 30, 1992, the Plan sponsor took over administration of the Plan.

     The following table represents the fair values of investments. Investments that represent 5% or more of total Plan assets are separately identified.

                                 Fair Value Of Investments
                        1994                 1993                     1992
                     Number Of             Number Of                Number Of
                     Shares Or             Shares Or                Shares Or
                    Principal     Fair     Principal      Fair      Principal       Fair
                      Amount      Value      Amount       Value       Amount        Value
INVESTMENTS, At
 Fair Value, As
 Determined By
 Quoted Market
 Prices
  U. S. government
  securities      $1,085,000   $1,079,998   $1,355,000   $1,370,316   $1,325,000    $1,340,882
   Corporate and
    foreign bonds     55,000       41,800       55,000       91,300       45,000        64,800
   Common stocks
    Dillard Department
     Stores, Inc. (party-in-interest)
                   4,401,613  117,743,148    3,831,882   145,611,516   3,368,528   167,587,253
    Other            226,085    4,755,111      208,090     4,933,707     131,865     3,842,424
    Preferred stocks   4,400      440,000        4,400       440,000       4,400       440,000
Mutual funds       1,849,731    8,503,661    1,679,261     9,696,194   1,636,128    11,288,775
                              132,563,718                162,143,033               184,564,134
INVESTMENTS, At
 Estimated Fair
 Value
  Deposits with insurance
   companies                  13,892,888                                               789,669
  Promissory notes$2,405,911   2,405,911   $  1,935,996    1,935,996 $ 1,364,946     1,364,946
                              16,298,799                   1,935,996                 2,154,615

TOTAL INVESTMENTS,
 At Fair Value             $ 148,862,517              $  164,079,029             $ 186,718,749


     During the years ended December 31, 1994, 1993 and 1992, investments (including investments bought, sold and held during the year) appreciated (depreciated) in value by $(47,863,806), $(40,033,408) and $24,980,919, as follows:

                  Unrealized Appreciation (Depreciation) in Fair Value

                                       1994           1993            1992

INVESTMENTS, At Fair Value, As
  Determined By Quoted Market
  Price
    U. S. government securities       $(21,525)      $14,109         $9,253
    Corporate and foreign bonds        (49,500)        9,700       (496,538)
    Common stocks
      Dillard Department Stores,
        Inc. (party-in-interest)    (46,693,505) (40,224,557)    24,036,066
      Other                            (514,569)     495,037      1,494,784
    Preferred stocks                                                   (374)
    Mutual funds                       (658,300)    (327,697)       (62,272)
    Deposits with insurance company      73,593

                                   $(47,863,806)$(40,033,408)   $24,980,919

UNREALIZED APPRECIATION,
  BEGINNING OF YEAR                  71,447,301  111,480,709     86,499,790

INCREASE (DECREASE) IN
  UNREALIZED APPRECIATION
  DURING THE YEAR                   (47,863,806) (40,033,408)    24,980,919

UNREALIZED APPRECIATION,
  END OF YEAR                    $   23,583,495 $ 71,447,301  $ 111,480,709

     Realized gains on investments are summarized below:

                                       1994           1993            1992

INVESTMENTS, At Fair Value, As
  Determined By Quoted Market
  Price
    U. S. government securities    $   1,200      $   2,550        $  2,179
    Corporate and foreign bonds                                     287,768
    Common stocks
      Dillard Department Stores,
        Inc. (party-in-interest)   1,962,348        225,520        5,166,124
      Other                          (50,663)       236,714       (1,045,720)
    Deposits with insurance company    5,688
    Mutual funds                     (39,537)       261,422           51,676

                               $   1,879,036   $    726,206    $   4,462,027


NOTE 5:    TAX STATUS

     On August 18, 1978, the Internal Revenue Service advised that the Plan is a qualified trust under the Internal Revenue Code and is exempt from federal income taxes under Section 501(a) of the Code. The termination action and merger of the pension plan with the profit-sharing plan was approved by the Internal Revenue Service on March 23, 1978. The expansion of the Plan to include a salary deferral program received a favorable determination by the Internal Revenue Service on November 30, 1984. The Plan was amended and restated as of January 1, 1985 and a favorable determination by the Internal Revenue Service was received on September 14, 1988. A determination on the amendments made to the Plan in 1990 is pending Internal Revenue Service approval. However, the Plan administrator and the Plan's tax counsel believe that the Plan is currently designed and being operated in compliance with the applicable requirements of the Internal Revenue Code. Therefore, they believe that the Plan was qualified and the related trust was tax-exempt as of the financial statement date.

     The Plan participants are not taxed until they withdraw benefits from the Plan.

NOTE 6:    PROMISSORY NOTES

     During the years ended December 31, 1994, 1993 and 1992, the Plan made secured loans, totaling $1,146,440, $1,021,330, and $855,156, respectively, to Plan participants. These loans are payable through weekly payroll deductions. At December 31, 1994, interest is charged at the rate of 8.6%. As of December 31, 1994, 1993 and 1992, the remaining principal balance due on these notes was $2,405,911, $1,935,996, and $1,364,946, respectively.


NOTE 7:    EMPLOYER NON-CASH CONTRIBUTIONS

     During the years ended December 31, 1994, 1993 and 1992, the employer contributed Dillard Department Stores Class A common stock totaling $13,178,861, $12,545,135, and $7,044,533 to the Plan, respectively.


NOTE 8:    TRANSFERS FROM OTHER PLANS

     During the year ended December 31, 1990, the assets of the D. H. Holmes Company, Limited Retirement Savings Plan were merged into the Plan. D. H. Holmes Company was acquired by Dillard Department Stores in 1989. Total transfers from D. H. Holmes Company totalled $63,804 for the year ended December 31, 1992.

     During the year ended December 31, 1994, the assets of the Higbee Company Employee Retirement Savings Plan were merged into the Plan. The Higbee Company was acquired by Dillard Department Stores in its entirety in 1992. Total transfers from the Higbee Company totalled $15,346,543 for the year ended December 31, 1994.

NOTE 9:    DEPOSITS WITH INSURANCE COMPANIES

     The Plan assets of the Higbee Company rollover funds are invested in a guaranteed long-term account and a separate pooled account with Connecticut. The portion of the assets representing participant's contributions up to 5% of compensation and the portion of the assets representing contributions from the Company are invested in a guaranteed long-term account under a deposit administration contract. Both the principal and rate of return are guaranteed by Connecticut, however, the interest rate can be changed by Connecticut. The portion of the assets representing participant's contributions in excess of 5% of compensation may be invested in a separate pooled account which Connecticut invests in common stocks or the guaranteed long-term account at the direction of the participant. Participants may redirect the contributions to either account once a year.

     Financial information relating to the investments (at current value) held by Connecticut General Life Insurance Company as of December 31, 1994 is as follows:

     Connecticut General Life Insurance Company
       Guaranteed long-term account                              $11,512,735
       Separate pooled account                                     2,380,153
                                                                  13,892,888

     Benefits accrued by Connecticut added back
       for reporting purposes                                            -0-

                                                               $  13,892,888

     Net appreciation in fair value, separate
       pooled account                                          $       5,687

     Interest income, guaranteed long-term account                  $497,577

                                SCHEDULE I - INVESTMENTS

                                    DECEMBER 31, 1994

                                      Par Value
                                       or Number                       Market
                                      of Shares         Cost            Value

CAPITAL APPRECIATION FUND

  U. S. GOVERNMENT SECURITIES
    U. S. treasury notes - .72%
      6.125% note maturing 07/31/96  $   200,000    $  199,625      $ 195,688
      5.50% note maturing 02/15/95   $   725,000       725,113        724,884
      3.875% note maturing 03/31/95  $   160,000       160,243        159,426
                                                     1,084,981      1,079,998

  CORPORATE BONDS - .03%
    8.25% TPI Enterprises, maturing
      07/15/02                       $    55,000        66,863         41,800

  COMMON STOCKS - 3.15%
    Alltel Corporation                    10,500       191,240        316,313
    American Freightways Corporation      11,800        82,025        234,525
    AMP, Inc. (includes interest in
      Pamcor stock trust)                  4,200       242,176        305,550
    Avnet, Inc.                            3,600        91,858        133,200
    Blount, Inc.                           2,800        80,058        130,200
    Burlington Resources, Inc.             3,500       125,046        122,500
    Citation Corporation                   1,850        17,344         23,125
    Columbia Healthcare Corporation       10,000       255,490        365,000
    Commerce Clearing House, Inc. - A      4,700        75,200         79,900
    Commerce Clearing House, Inc. - B      3,860        70,928         59,830
    Delta & Pine Land Company              4,000        62,500         70,000
    El Paso Natural Gas Corporation        4,500       102,866        137,250
    Material Sciences                      9,900       138,722        157,163
    Medicus Systems Corporation            6,300        72,763         99,225
    Merck & Company, Inc.                  9,500       314,937        362,187
    Murphy Oil Company                     6,000       267,405        255,000
    Omni Insurance Group                   9,300       142,919         53,475
    Orion Capital Corporation              5,625       180,821        198,281

                                    DECEMBER 31, 1994

                                      Par Value
                                       or Number                       Market
                                      of Shares         Cost            Value

CAPITAL APPRECIATION FUND
(Continued)

  COMMON STOCKS - 3.15% (Continued)
    Panhandle Eastern Corporation      14,500      $   296,417       $286,375
    Roosevelt Financial Group, Inc.     9,000          131,154        135,000
    Southwestern Bell Corporation
     Company                            4,100          112,864        165,537
    Stewart Enterprises, Inc.           9,250          131,146        226,625
    TPI Enterprises, Inc.               8,800           63,826         34,100
    Torch Mark Corporation - Common     7,000          266,290        244,125
    Tyson Foods, Inc. - Class "A"
     Common                            12,500          236,965        265,625
    Unicap Corporation                 40,000          251,080        160,000
    USA Truck, Inc.                     9,000           74,545        135,000
                                                     4,078,585      4,755,111

  COMMON STOCK OF DILLARD DEPARTMENT
    STORES, INC. CLASS "A" - 14.46%
    (PARTY-IN-INTEREST)               816,112        1,603,240     21,830,996

  PREFERRED STOCK OF DILLARD DEPARTMENT
    STORES, INC. - .29%
    (PARTY-IN-INTEREST)                 4,400          440,000        440,000

  PROMISSORY NOTES - 1.59%      $   2,405,911        2,405,911      2,405,911

      Total Capital Appreciation Fund                9,679,580     30,553,816

                                    DECEMBER 31, 1994

                                      Par Value
                                       or Number                       Market
                                      of Shares         Cost            Value

GOVERNMENT INCOME SECURITIES FUND

  FORTRESS GOVERNMENT INCOME
    SECURITIES FUND - 1.44%             260,719   $  2,392,871   $  2,169,182

DILLARD COMMON STOCK FUND

  COMMON STOCK OF DILLARD DEPART-
    MENT STORES, INC. - CLASS "A" -
    63.51% (PARTY-IN-INTEREST)        3,585,501     92,553,462     95,912,152

HIGH-QUALITY STOCK FUND

  LIBERTY-AMERICAN LEADERS
    FUND - .48%                          50,042        699,725        720,098

MONEY MARKET FUND

  MONEY MARKET MANAGEMENT
    FUND - .65%                         982,220        982,224        982,220

IVEY'S GOVERNMENT INCOME FUND

  FORTRESS GOVERNMENT INCOME
    SECURITIES - 1.91%                  346,669      3,189,705      2,884,286

D. H. HOLMES ROLLOVER FUND

  FORTRESS GOVERNMENT INCOME
    SECURITIES FUND - 1.16%             210,081      1,962,160      1,747,875

                                    DECEMBER 31, 1994

                                      Par Value
                                       or Number                       Market
                                      of Shares         Cost            Value

HIGBEE'S ROLLOVER FUND - LONG-TERM
GUARANTEED FUND

  CONNECTICUT GENERAL LIFE
    INSURANCE COMPANY CONTRACT -
    GUARANTEED ACCOUNT - 7.62%       11,512,735   $ 11,512,735   $ 11,512,735


HIGBEE'S ROLLOVER FUND - VARIABLE
FUND

  CONNECTICUT GENERAL LIFE
    INSURANCE COMPANY CONTRACT -
    SEPARATE ACCOUNT - 1.58%            224,653      2,306,560      2,380,153

      Total Assets Held for Investment          $  125,279,022  $ 148,862,517

                                SCHEDULE I - INVESTMENTS

                                    DECEMBER 31, 1993

                                      Par Value
                                       or Number                       Market
                                      of Shares         Cost            Value

CAPITAL APPRECIATION FUND

  U. S. GOVERNMENT SECURITIES
   U. S. Treasury notes - .83%
    4.25% note maturing
      07/31/94                    $     400,000   $    398,313   $    401,876
    5.50% note maturing
      02/15/95                    $     725,000        725,112        738,369
    3.875% note maturing
      03/31/95                    $     230,300        230,349        230,071
                                                     1,353,774      1,370,316

  CORPORATE BONDS - .05%
    8.250% TPI Enterprises,
      maturing 07/15/02           $      55,000         66,863         91,300

  COMMON STOCKS - 2.97%
    Alberto Culver Company
      Class "A"                           8,600        185,692        180,600
    Alltel Corporation                    9,800        172,428        289,100
    American Freightways
      Corporation                        11,800         82,025        233,050
    Amp, Inc.                             4,200        242,176        265,125
    Analog Devices, Inc.                  4,155         47,309        102,317
    Avnet, Inc.                           3,600         91,858        140,400
    Burlington Resources, Inc.            4,000        142,909        169,500
    CBI Industries, Inc.                  8,000        220,127        243,000
    Columbia Healthcare
      Corporation                        12,100        309,143        400,812
    Commerce Clearing House, Inc.         3,860         70,928         69,480
    Delta & Pine Land Co.                 4,000         62,500         70,000
    El Paso Natural Gas
      Corporation                         3,525         61,075        126,900
    Material Sciences                     6,600        138,722        150,975

                                    DECEMBER 31, 1993

                                      Par Value
                                       or Number                       Market
                                      of Shares         Cost            Value

CAPITAL APPRECIATION FUND
(Continued)

  Medicus Systems Corporation             6,300   $     72,763   $    116,550
  Newmont Mining Corp.                    1,500         67,848         86,438
  Omni Insurance Group.                   6,300         93,794        103,950
  Orion Capital                           5,625        180,821        179,297
  Panhandle Eastern Corporatio           11,000        222,104        261,250
  Southwestern Bell Corporatio            5,600        154,156        232,400
  Stewart Enterprises, Inc.              10,575        147,193        285,525
  Taco Cabana, Inc.                       3,750         58,697         66,563
  Tele-Communications, Inc.               5,800        138,964        175,450
  Torchmark Corporation                   5,100        191,177        229,500
  TPI Enterprises                         9,800         71,080         96,775
  Tyson Foods, Inc. - Class "A           12,500        236,965        300,000
  Unilab Corporation                     30,000        197,330        176,250
  USA Truck, Inc.                        10,000         82,827        182,500
                                                     3,742,611      4,933,707

  COMMON STOCK OF DILLARD
  DEPARTMENT STORES, INC.
  CLASS "A" - 19.99% (PARTY-IN-
  INTEREST)                             873,660      1,716,293     33,199,080

  PREFERRED STOCK OF DILLARD
  DEPARTMENT STORES, INC. - .27%
  (PARTY-IN-INTEREST)                     4,400        440,000        440,000

  PROMISSORY NOTES - 1.17%        $   1,935,996      1,935,996      1,935,996

  MORGAN STANLEY BALANCED
  PORTFOLIO - .50%                       74,187        798,035        825,706

    Total Capital Appreciation Fund                 10,053,572     42,796,105

                                    DECEMBER 31, 1993

                                      Par Value
                                       or Number                       Market
                                      of Shares         Cost            Value

GOVERNMENT INCOME SECURITIES
FUND

  FORTRESS GOVERNMENT INCOME
  SECURITIES FUND - 1.39%               253,546   $  2,348,090   $  2,312,341

DILLARD COMMON STOCK FUND

  COMMON STOCK OF DILLARD DEPART-
  MENT STORES, INC. CLASS "A" -
  67.68% (PARTY-IN-INTEREST)          2,958,222     73,615,274    112,412,436

HIGH-QUALITY STOCK FUND

  LIBERTY - AMERICAN LEADERS
  FUND - .29%                            31,966        428,554        478,849

MONEY MARKET FUND

  MONEY MARKET MANAGEMENT
  FUND - .44%                           733,387        733,391        733,387

IVEY'S GOVERNMENT INCOME FUND

  FORTRESS GOVERNMENT INCOME
  SECURITIES FUND - 1.99%               361,856      3,345,508      3,300,124

D. H. HOLMES ROLLOVER FUND

  FORTRESS GOVERNMENT INCOME
  SECURITIES FUND - 1.23%               224,319      2,107,340      2,045,787

TOTAL ASSETS HELD FOR INVESTMENT                $   92,631,729 $  164,079,029

Percentages shown are based on market value compared to Plan Equity

See Notes to Financial Statements

                         DILLARD DEPARTMENT STORES, INC.
                              RETIREMENT PLAN
                   SCHEDULE II - ALLOCATION OF PLAN ASSETS AND
                       LIABILITIES TO INVESTMENT PROGRAMS

                                DECEMBER 31, 1994

                                                     Combined                 Dillard
                                                     Capital    Goverment     Common                    Money
                                                   Appreciation   Income       Stock    High-Quality   Market
                                                       Fund     Securities     Fund      Stock Fund     Fund
    ASSETS
      Investments
         U. S. Government securities                $1,079,998 $           $            $           $
         Corporate bonds                                41,800
         Common stocks                               4,755,111
         Common stocks - employer securities        21,830,996               95,912,152
         Preferred stocks - employer securities        440,000
         Mutual funds                                            2,169,182                  720,098      982,220
         Promissory notes                            2,405,911
         Insurance company contract
           Guaranteed account
         Separate account
                                                    30,553,816   2,169,182   95,912,152     720,098      982,220

      Receivables
         Employer's contributions                                               931,780
         Employees' contributions                       69,880      20,711      985,554      23,546       23,208
         Accrued interest and dividends                 72,600                  105,450
         Receivable (payable) from (to) other funds    (31,122)     35,196       (8,003)     (3,175)      10,938
                                                       111,358      55,907    2,014,781      20,371       34,146


      Cash                                             614,379

    TOTAL ASSETS                                    31,279,553   2,225,089   97,926,933     740,469    1,016,366

    LIABILITIES
         Participant benefits payable                                           685,943
         Accrued expenses                               16,312
                                                        16,312                  685,943

    PLAN EQUITY                                    $31,263,241  $2,225,089  $97,240,990    $740,469   $1,016,366

                                                                              Higbee
                                                    J.B. Ivey  D.H. Holmes    Company      Higbee
                                                     Company     Company   Rollover Fund  Company
                                                     Rollover    Rollover    Long-Term  Rollover Fund
                                                       Fund        Fund     Guaranteed    Variable      Total
    ASSETS
     Investments
         U. S. Government securities               $           $           $            $              1,079,998
         Corporate bonds                                                                                  41,800
         Common stocks                                                                                 4,755,111
         Common stocks - employer securities                                                         117,743,148
         Preferred stocks - employer securities                                                          440,000
         Mutual funds                                2,884,286   1,747,875                             8,503,661
         Promissory notes                                                                              2,405,911
         Insurance company contract
           Guaranteed account                                                11,512,735               11,512,735
         Separate account                                                                 2,380,153    2,380,153
                                                     2,884,286   1,747,875   11,512,735   2,380,153  148,862,517

      Receivables
         Employer's contributions                                                                        931,780
         Employees' contributions                                                                      1,122,899
         Accrued interest and dividends                                                                  178,050
         Receivable (payable) from (to) other funds      1,735      (5,436)        (119)        (14)
                                                         1,735      (5,436)        (119)        (14)   2,232,729


      Cash                                                                                               614,379

    TOTAL ASSETS                                     2,886,021   1,742,439   11,512,616   2,380,139  151,709,625

    LIABILITIES
         Participant benefits payable                                                                    685,943
         Accrued expenses                                                                                 16,312
                                                                                                         702,255

    PLAN EQUITY                                     $2,886,021  $1,742,439  $11,512,616  $2,380,139 $151,007,370

    See Notes to Financial Statements

                         DILLARD DEPARTMENT STORES, INC.
                              RETIREMENT PLAN
                   SCHEDULE II - ALLOCATION OF PLAN ASSETS AND
                       LIABILITIES TO INVESTMENT PROGRAMS

                                DECEMBER 31, 1993

                                                     Combined                 Dillard
                                                     Capital    Goverment     Common                    Money
                                                   Appreciation   Income       Stock    High-Quality   Market
                                                       Fund     Securities     Fund      Stock Fund     Fund
    ASSETS
      Investments
         U. S. Government securities                $1,370,316 $           $            $           $
         Corporate bonds                                91,300
         Common stocks                               4,933,707
         Common stocks - employer securities        33,199,080              112,412,436
         Preferred stocks - employer securities        440,000
         Mutual funds                                  825,706   2,312,341                  478,849      733,387
         Promissory notes                            1,935,996
                                                    42,796,105   2,312,341  112,412,436     478,849      733,387

      Receivables
         Employer's contributions                                               786,130
         Employees' contributions                       74,432      22,400      812,116      18,541       18,604
         Accrued interest and dividends                 64,113                   59,126
         Receivable (payable) from (to) other funds    (38,403)     (3,829)      64,061     (10,698)     (10,737)
                                                       100,142      18,571    1,721,433       7,843        7,867


      Cash                                             159,526         185        6,541

    TOTAL ASSETS                                    43,055,773   2,331,097  114,140,410     486,692      741,254

    LIABILITIES
         Participant benefits payable                                             3,823
         Accrued expenses                               16,025
                                                        16,025                    3,823

    PLAN EQUITY                                    $43,039,748  $2,331,097 $114,136,587    $486,692     $741,254

                                                    J.B. Ivey  D.H. Holmes
                                                     Company     Company
                                                     Rollover    Rollover
                                                       Fund        Fund        TOTAL
    ASSETS
      Investments
         U. S. Government securities               $           $             $1,370,316
         Corporate bonds                                                         91,300
         Common stocks                                                        4,933,707
         Common stocks - employer securities                                145,611,516
         Preferred stocks - employer securities                                 440,000
         Mutual funds                                3,300,124   2,045,787    9,696,194
         Promissory notes                                                     1,935,996
                                                     3,300,124   2,045,787  164,079,029

      Receivables
         Employer's contributions                                               786,130
         Employees' contributions                                               946,093
         Accrued interest and dividends                                         123,239
         Receivable (payable) from (to) other funds        369        (763)

      Cash                                                           1,039      167,291

    TOTAL ASSETS                                     3,300,493   2,046,063  166,101,782

    LIABILITIES
         Participant benefits payable                                             3,823
         Accrued expenses                                                        16,025
                                                                                 19,848

    PLAN EQUITY                                     $3,300,493  $2,046,063 $166,081,934

    See Notes to Financial Statements

                     DILLARD DEPARTMENT STORES, INC.
                             RETIREMENT PLAN
    SCHEDULE III - ALLOCATION OF PLAN INCOME AND CHANGES IN PLAN EQUITY
                          TO INVESTMENT PROGRAMS

                       YEAR ENDED DECEMBER 31, 1994


                                                Combined                 Dillard
                                                Capital    Goverment     Common                    Money
                                              Appreciation   Income       Stock    High-Quality   Market
                                                  Fund     Securities     Fund      Stock Fund     Fund
    NET INVESTMENT INCOME
      Dividends                                  $105,545    $162,866 $                 $9,590      $28,175
      Dividends - employer securities             105,741                  333,870
      Interest                                    259,136
                                                  470,422     162,866      333,870       9,590       28,175
      Investment expenses                         (67,266)                 (12,215)
                                                  403,156     162,866      321,655       9,590       28,175

    REALIZED GAIN (LOSS) ON INVESTMENTS
      Employer securitites                      1,720,604                  241,743
      Other investments in securities             (37,741)    (20,837)                  15,455
                                                1,682,863     (20,837)     241,743      15,455            0

    UNREALIZED APPRECIATION (DEPRECIATION)
    OF INVESTMENTS                            (11,868,297)   (187,940) (35,438,473)    (29,922)

    CONTRIBUTIONS
      Employer
      Employer - non cash                                               13,178,861
      Plan participants                         1,006,307     291,728   14,749,673     294,755      283,913
                                                1,006,307     291,728   27,928,534     294,755      283,913

    TRANSFER FROM OTHER PLANS

          Total Additions                      (8,775,971)    245,817   (6,946,541)    289,878      312,088

    WITHDRAWALS, LAPSES AND FORFEITURES
      Balance of employees' accounts withdrawn  2,974,421     350,569    9,181,994      35,978       36,849
      Forfeited balances                           21,922                  767,062
      Amounts disbursed                         2,996,343     350,569    9,949,056      35,978       36,849

    ADMINISTRATIVE EXPENSES                         4,193       1,256                      123          127

         Total Deductions                       3,000,536     351,825    9,949,056      36,101       36,976

    INCREASE (DECREASE) IN PLAN EQUITY        (11,776,507)   (106,008) (16,895,597)    253,777      275,112

    PLAN EQUITY, BEGINNING OF YEAR             43,039,748   2,331,097  114,136,587     486,692      741,254

    PLAN EQUITY, END OF YEAR                  $31,263,241  $2,225,089  $97,240,990    $740,469   $1,016,366

                                                                         Higbee
                                               J.B. Ivey  D.H. Holmes    Company      Higbee
                                                Company     Company   Rollover Fund  Company
                                                Rollover    Rollover    Long-Term  Rollover Fund
                                                  Fund        Fund     Guaranteed    Variable      Total
    NET INVESTMENT INCOME
      Dividends                                  $221,420    $134,527     $497,577 $             $1,159,700
      Dividends - employer securities                                                               439,611
      Interest                                                                                      259,136
                                                  221,420     134,527      497,577           0    1,858,447
      Investment expenses                                                                           (79,481)
                                                  221,420     134,527      497,577           0    1,778,966

    REALIZED GAIN (LOSS) ON INVESTMENTS
      Employer securitites                                                                        1,962,347
      Other investments in securities             (24,587)    (21,288)                   5,687      (83,311)
                                                  (24,587)    (21,288)           0       5,687    1,879,036

    UNREALIZED APPRECIATION (DEPRECIATION)
    OF INVESTMENTS                               (260,036)   (152,731)                  73,593  (47,863,806)

    CONTRIBUTIONS
      Employer
      Employer - non cash                                                                        13,178,861
      Plan participants                                                                          16,626,376
                                                        0           0            0           0   29,805,237

    TRANSFER FROM OTHER PLANS                                           12,892,805   2,453,738   15,346,543

          Total Additions                         (63,203)    (39,492)  13,390,382   2,533,018      945,976

    WITHDRAWALS, LAPSES AND FORFEITURES
      Balance of employees' accounts withdrawn    349,307     263,875    1,873,197     152,197   15,218,387
      Forfeited balances                              121                                           789,105
      Amounts disbursed                           349,428     263,875    1,873,197     152,197   16,007,492

    ADMINISTRATIVE EXPENSES                         1,841         257        4,569         682       13,048

         Total Deductions                         351,269     264,132    1,877,766     152,879   16,020,540

    INCREASE (DECREASE) IN PLAN EQUITY           (414,472)   (303,624)  11,512,616   2,380,139  (15,074,564)

    PLAN EQUITY, BEGINNING OF YEAR              3,300,493   2,046,063            0           0  166,081,934

    PLAN EQUITY, END OF YEAR                   $2,886,021  $1,742,439  $11,512,616  $2,380,139 $151,007,370

    See Notes to Financial Statements

                     DILLARD DEPARTMENT STORES, INC.
                             RETIREMENT PLAN
    SCHEDULE III - ALLOCATION OF PLAN INCOME AND CHANGES IN PLAN EQUITY
                          TO INVESTMENT PROGRAMS

                       YEAR ENDED DECEMBER 31, 1993


                                                Combined                 Dillard
                                                Capital    Goverment     Common                    Money
                                              Appreciation   Income       Stock    High-Quality   Market
                                                  Fund     Securities     Fund      Stock Fund     Fund
    NET INVESTMENT INCOME
      Dividends                                   $68,572 $           $                 $6,094      $13,718
      Dividends - employer securities              91,893                  221,446
      Interest                                    170,385     182,631                   12,647
                                                  330,850     182,631      221,446      18,741       13,718
      Investment expenses                         (60,464)                  (9,850)
                                                  270,386     182,631      211,596      18,741       13,718

    REALIZED GAIN (LOSS) ON INVESTMENTS
      Employer securitites                              0                  225,520
      Other investments in securities             500,467        (154)
                                                  500,467        (154)     225,520           0            0

    UNREALIZED APPRECIATION (DEPRECIATION)
    OF INVESTMENTS                             (9,851,843)    (71,267) (29,959,052)     12,440

    CONTRIBUTIONS
      Employer
      Employer - non cash                                               12,545,135
      Plan participants                           884,471     323,867   15,169,017     204,745      232,341
                                                  884,471     323,867   27,714,152     204,745      232,341

    TRANSFER FROM OTHER PLANS

          Total Additions                      (8,196,519)    435,077   (1,807,784)    235,926      246,059

    WITHDRAWALS, LAPSES AND FORFEITURES
      Balance of employees' accounts withdrawn  2,370,614     551,651    9,246,533      27,460       79,344
      Forfeited balances                           66,584                  678,390
      Amounts disbursed                         2,437,198     551,651    9,924,923      27,460       79,344

    ADMINISTRATIVE EXPENSES                         4,086         227                       40           67

         Total Deductions                       2,441,284     551,878    9,924,923      27,500       79,411

    INCREASE (DECREASE) IN PLAN EQUITY        (10,637,803)   (116,801) (11,732,707)    208,426      166,648

    PLAN EQUITY, BEGINNING OF YEAR             53,677,551   2,447,898  125,869,294     278,266      574,606

    PLAN EQUITY, END OF YEAR                  $43,039,748  $2,331,097 $114,136,587    $486,692     $741,254

                                               J.B. Ivey  D.H. Holmes
                                                Company     Company
                                                Rollover    Rollover
                                                  Fund        Fund        Total

    NET INVESTMENT INCOME
      Dividends                                  $257,875    $169,520     $515,779
      Dividends - employer securities                                      313,339
      Interest                                                             365,663
                                                  257,875     169,520    1,194,781
      Investment expenses                                                  (70,314)
                                                  257,875     169,520    1,124,467

    REALIZED GAIN (LOSS) ON INVESTMENTS
      Employer securitites                                                 225,520
      Other investments in securities               2,764      (2,391)     500,686
                                                    2,764      (2,391)     726,206

    UNREALIZED APPRECIATION (DEPRECIATION)
    OF INVESTMENTS                               (101,441)    (62,245) (40,033,408)

    CONTRIBUTIONS
      Employer
      Employer - non cash                                               12,545,135
      Plan participants                            43,753      12,887   16,871,081
                                                   43,753      12,887   29,416,216

    TRANSFER FROM OTHER PLANS

          Total Additions                         202,951     117,771   (8,766,519)

    WITHDRAWALS, LAPSES AND FORFEITURES
      Balance of employees' accounts withdrawn    403,041     438,555   13,117,198
      Forfeited balances                              558                  745,532
      Amounts disbursed                           403,599     438,555   13,862,730

    ADMINISTRATIVE EXPENSES                           294         187        4,901

         Total Deductions                         403,893     438,742   13,867,631

    INCREASE (DECREASE) IN PLAN EQUITY           (200,942)   (320,971) (22,634,150)

    PLAN EQUITY, BEGINNING OF YEAR              3,501,435   2,367,034  188,716,084

    PLAN EQUITY, END OF YEAR                   $3,300,493  $2,046,063 $166,081,934

    See Notes to Financial Statements

                     DILLARD DEPARTMENT STORES, INC.
                             RETIREMENT PLAN
    SCHEDULE III - ALLOCATION OF PLAN INCOME AND CHANGES IN PLAN EQUITY
                          TO INVESTMENT PROGRAMS

                       YEAR ENDED DECEMBER 31, 1992


                                                Combined                 Dillard
                                                Capital    Goverment     Common                    Money
                                              Appreciation   Income       Stock    High-Quality   Market
                                                  Fund     Securities     Fund      Stock Fund     Fund
    NET INVESTMENT INCOME
      Dividends                                   $71,138 $           $                $19,118      $13,415
      Dividends - employer securities              98,254                  187,245
      Interest                                    275,240     191,555
                                                  444,632     191,555      187,245      19,118       13,415
      Investment expenses                         (70,605)
                                                  374,027     191,555      187,245      19,118       13,415

    REALIZED GAIN (LOSS) ON INVESTMENTS
      Employer securitites                      4,573,785                  592,339
      Other investments in securities            (724,387)      3,317                    1,868
                                                3,849,398       3,317      592,339       1,868            0

    UNREALIZED APPRECIATION (DEPRECIATION)
    OF INVESTMENTS                              3,670,134     (56,802)  21,505,908      (2,123)

    CONTRIBUTIONS
      Employer                                                           3,889,328
      Employer - non cash                                                7,044,533
      Plan participants                           773,143     314,574   12,527,869     116,068      181,911
                                                  773,143     314,574   23,461,730     116,068      181,911

    TRANSFER FROM OTHER PLANS

          Total Additions                       8,666,702     452,644   45,747,222     134,931      195,326

    WITHDRAWALS, LAPSES AND FORFEITURES
      Balance of employees' accounts withdrawn  9,454,867     252,520    9,162,207      25,614       57,805
      Forfeited balances                          (66,584)                (292,725)
      Amounts disbursed                         9,388,283     252,520    8,869,482      25,614       57,805

    ADMINISTRATIVE EXPENSES                         4,976         210        8,666          16           41

         Total Deductions                       9,393,259     252,730    8,878,148      25,630       57,846

    INCREASE (DECREASE) IN PLAN EQUITY           (726,557)    199,914   36,869,074     109,301      137,480

    PLAN EQUITY, BEGINNING OF YEAR             54,404,108   2,247,984   89,000,220     168,965      437,126

    PLAN EQUITY, END OF YEAR                  $53,677,551  $2,447,898 $125,869,294    $278,266     $574,606

                                               J.B. Ivey  D.H. Holmes
                                                Company     Company
                                                Rollover    Rollover
                                                  Fund        Fund        Total

    NET INVESTMENT INCOME
      Dividends                                  $299,356    $134,659     $537,686
      Dividends - employer securities                                      285,499
      Interest                                                             466,795
                                                  299,356     134,659    1,289,980
      Investment expenses                                                  (70,605)
                                                  299,356     134,659    1,219,375

    REALIZED GAIN (LOSS) ON INVESTMENTS
      Employer securitites                                               5,166,124
      Other investments in securities              11,824       3,281     (704,097)
                                                   11,824       3,281    4,462,027

    UNREALIZED APPRECIATION (DEPRECIATION)
    OF INVESTMENTS                                (94,991)    (41,207)  24,980,919

    CONTRIBUTIONS
      Employer                                                           3,889,328
      Employer - non cash                                                7,044,533
      Plan participants                                                 13,913,565
                                                        0           0   24,847,426

    TRANSFER FROM OTHER PLANS                                  63,804       63,804

          Total Additions                         216,189     160,537   55,573,551

    WITHDRAWALS, LAPSES AND FORFEITURES
      Balance of employees' accounts withdrawn    452,390     260,607   19,666,010
      Forfeited balances                             (558)      8,977     (350,890)
      Amounts disbursed                           451,832     269,584   19,315,120

    ADMINISTRATIVE EXPENSES                           349         232       14,490

         Total Deductions                         452,181     269,816   19,329,610

    INCREASE (DECREASE) IN PLAN EQUITY           (235,992)   (109,279)  36,243,941

    PLAN EQUITY, BEGINNING OF YEAR              3,737,427   2,476,313  152,472,143

    PLAN EQUITY, END OF YEAR                   $3,501,435  $2,367,034 $188,716,084

    See Notes to Financial Statements

                        SUPPLEMENTAL SCHEDULE

                     Dillard Department Stores, Inc.
                             Retirement Plan
          TRANSACTIONS OR SERIES OF TRANSACTIONS IN EXCESS OF
                 5% OF CURRENT VALUE OF PLAN ASSETS

                    YEAR ENDED DECEMBER 31, 1994


                                                        Current
                                         Expenses       Value At
                     Sales    Purchase  Incurred In    Transaction
                      Price     Cost    Transaction        Date        (Loss)


Dillard Department
 Stores, Inc., Class
 "A" Common Stock
 (party-in-interest)       $   19,940,996          $    19,940,996

           CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in Registration Statement No. 33-42553 on Form S-8 of our report on the financial statements included in the annual report on Form 11-K of the Dillard Department Stores, Inc.
Retirement Plan for the year ended December 31, 1994.



Baird, Kurtz & Dobson

Little Rock, Arkansas
April 4, 1995